                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 16, 2002



                             HELMERICH & PAYNE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                            1-4221                      73-0679879
--------------------------------------------------------------------------------
(State or other                (Commission File              (I.R.S. Employer
jurisdiction of                     Number)                   Identification
incorporation)                                                    Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                      74114
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                                 (918) 742-5531
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                               Page 1 of 2 Pages.

Item 5. Other Events and Regulation FD Disclosure.

         On October 15, 2002, the Registrant completed the funding of its $200,000,000 intermediate term debt facility. This unsecured facility provides for staged note maturities from five to 12 years. The Registrant received on August 15, 2002, funding of $100,000,000 under such facility with the remaining $100,000,000 being received by Registrant on October 15, 2002. The proceeds from this facility will be used to fund capital expenditures and for other general corporate purposes.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            HELMERICH & PAYNE, INC.
                                                  (Registrant)



                                            By: /s/ STEVEN R. MACKEY
                                               --------------------------------
                                               Name:   Steven R. Mackey
                                               Title:  Vice President



Dated:   October 16, 2002




                                       2